Exhibit 10.9

EXECUTION VERSION

FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT, dated as of July 14, 2009 (this “Fifth Amendment”), among COOPER-STANDARD HOLDINGS INC., a Delaware corporation (f/k/a CSA Acquisition Corp.) (“Holdings”), COOPER-STANDARD AUTOMOTIVE INC., an Ohio corporation (the “U.S. Borrower”), COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, a corporation organized under the laws of Ontario (the “Canadian Borrower”), COOPER-STANDARD AUTOMOTIVE INTERNATIONAL HOLDINGS B.V. (f/k/a STEFFENS BEHEER BV), a company incorporated under the laws of The Netherlands (the “Dutch Borrower” and together with the U.S. Borrower and the Canadian Borrower, the “Borrowers” and each a “Borrower”), various LENDERS party to the Credit Agreement referred to below, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meaning provided to such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, Holdings, the U.S. Borrower, the Canadian Borrower, the Dutch Borrower (collectively, the “Credit Agreement Parties”), various Lenders, the Administrative Agent and certain other Agents have entered into a Credit Agreement, dated as of December 23, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Credit Agreement Parties have notified the Administrative Agent that the U.S. Credit Parties expect to file as debtors-in-possession (in such capacity, the “U.S. Debtors”) under Chapter 11 of the Bankruptcy Code (collectively, the “U.S. Bankruptcy Filings”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, the Credit Agreement Parties have notified the Administrative Agent that the Canadian Borrower (the “Canadian Debtor”) expects to file proceedings pursuant to the Companies Creditors Arrangement Act of Canada (collectively, the “Canadian Bankruptcy Filings” and together with the U.S. Bankruptcy Filings, the “Bankruptcy Filings”) in the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”);

WHEREAS, neither the Dutch Borrower nor any Foreign Subsidiary of the U.S. Borrower (other than the Canadian Debtor) shall be debtors-in-possession in the Bankruptcy Filings;

WHEREAS, the U.S. Borrower and certain of its Subsidiaries intend to secure term loan debtor-in-possession financing substantially on the terms and conditions set forth in the term sheet attached as Schedule I hereto (the “DIP Term Sheet”);

WHEREAS, the Credit Agreement Parties have requested that the Lenders agree to amend the Credit Agreement and the other Credit Documents and provide the consents and make the other agreements, all as provided herein;

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Agreement Parties, and the Lenders hereby agree as follows:

ARTICLE 1

Acknowledgements

Section 1.01 Outstanding Indebtedness. The Credit Parties under Credit Documents, without defense, counterclaim or offset of any kind, are indebted and liable to the Lenders in the aggregate principal amount of (i) approximately U.S.$533,000,000 in aggregate outstanding principal amount of Loans borrowed by the U.S. Borrower plus (ii) approximately U.S.$110,000,000 in aggregate outstanding principal amount of Loans borrowed by the Canadian Borrower, plus (iii) interest thereon and fees, expenses (including any attorneys’, accountants’, appraisers’ and financial advisors’ fees that are chargeable or reimbursable under the Credit Documents), charges and other obligations incurred in connection therewith as provided in the Credit Documents (collectively, the “Outstanding Indebtedness”), which Outstanding Indebtedness is secured by valid, perfected, enforceable and non-avoidable liens on and security interests in certain real and personal property of the Borrowers and their Subsidiaries.

Section 1.02 Payments Assumed to be Due. Notwithstanding whether the Lenders have waived or have agreed to forbear from exercising or have not exercised their rights to accelerate certain Obligations, for purposes of determining the rights and claims of the Lenders in the cases expected to be commenced by the U.S. Bankruptcy Filings (the “U.S. Cases”) and/or the Canadian Bankruptcy Filings (the “Canadian Case” and together with the U.S. Cases, the “Cases”), the obligations of the U.S. Debtors and the Canadian Debtor under the Credit Documents, whether fixed or contingent, shall be deemed, upon the commencement of such Cases, without the necessity of any further action or notice, due and payable in full.

ARTICLE 2

Amendments, Consents and Agreements

Each Lender hereby consents to and agrees that, if the financing contemplated by the DIP Term Sheet is approved by the Bankruptcy Court and the Canadian Court and executed and delivered by the intended parties thereto, the Credit Documents shall be amended as necessary to permit:

(a) the granting of Liens on the assets of Holdings and each subsidiary of Holdings (including each Borrower), and the incurrence of the loans and guaranties in the amounts and by the Obligors (as defined in the DIP Term Sheet), as described in the DIP Term Sheet with the priorities set forth therein; and

(b) the Administrative Agent entering into one or more intercreditor agreements and amendments to the existing Security Documents implementing the priorities and Liens set forth in the DIP Term Sheet.

The Credit Parties hereby consent to all the provisions of, and actions contemplated by, this Article 2.

ARTICLE 3

Miscellaneous

Section 3.01. Conditions to Effectiveness. This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) on which each of the following has occurred: (i) the Administrative Agent shall have received this Fifth Amendment, executed and delivered by a duly authorized officer of each of Holdings, each Borrower and the Required Lenders and (ii) the Cases shall have been commenced.

Section 3.02 Fees. The Borrowers agree to pay to each Lender that executes and delivers its duly authorized signature page to this Fifth Amendment prior to 5:00 p.m. New York time on July 14, 2009 and (i) such Lender does not commit (and does not have beneficial owners through it commit) to participate in the DIP Facility, a cash fee of 1.25% of the aggregate outstanding principal amount of such Lender’s Loans and undrawn Revolving Loan Commitments under the Credit Agreement as of the date hereof, or (ii) such Lender commits (or has beneficial owners through it commit) to participate in the DIP Facility, a cash fee of 0.25% of the aggregate outstanding principal amount of such Lender’s Loans and undrawn Revolving Loan Commitments under the Credit Agreement as of the date hereof; provided that such fees shall be payable on the date of the initial funding under the DIP Facility (as defined in the Term Sheet) if the financing contemplated by the DIP Term Sheet is approved by the Bankruptcy Court and the Canadian Court and executed and delivered by the intended parties thereto.

Section 3.03. Reaffirmation of Obligations. Holdings and each of the Borrowers acknowledge and agree that the Credit Agreement (as modified hereby) and each other Credit Document, and all Obligations and Liens thereunder, are valid, perfected, enforceable and non-avoidable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind.

Section 3.04. Continuing Effect; No Other Waivers or Amendments. This Fifth Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of Holdings, any Borrower or any other Subsidiary of Holdings that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

Section 3.05. Counterparts. This Fifth Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.06. Payment of Fees and Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

Section 3.07. References to the Credit Agreement. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

Section 3.08. GOVERNING LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT ANY CHOICE OF LAW PRINCIPLE THAT WOULD REQUIRE THE APPLICATION OF A LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK).

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

COOPER-STANDARD HOLDINGS, INC.
(f/k/a CSA Acquisition Corp.)

By:	/s/ Allen J. Campbell
	Name:	Allen J. Campbell
	Title:	Vice President & CFO

COOPER-STANDARD AUTOMOTIVE INC.

By:	/s/ Allen J. Campbell
	Name:	Allen J. Campbell
Title:

COOPER-STANDARD AUTOMOTIVE CANADA LIMITED

By:	/s/ Allen J. Campbell
	Name:	Allen J. Campbell
	Title:	Vice President

COOPER-STANDARD AUTOMOTIVE
INTERNATIONAL HOLDINGS B.V.
(f/k/a STEFFENS BEHEER BV)

By:	/s/ Allen J. Campbell
	Name:	Allen J. Campbell
	Title:	Attorney-In-Fact

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as a Lender

By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 23, 2004, AMONG COOPER-STANDARD AUTOMOTIVE INC., COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

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